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                                                                  Exhibit 24(a)


                               POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors whose signatures appear below hereby constitutes and appoints Floyd G. Hoffman and Steve R. Forehand, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a registration statement of Russell Corporation on Form S-8 relating to the issuance of up to 800,000 shares of the common stock, par value $0.01 per share, of Russell Corporation pursuant to the Russell Corporation 2000 Employee Stock Purchase Plan, including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                  Dated as of the 18 day of January, 2000.

              Signature                                   Title

         /s/ John F. Ward                       Chairman of the Board,
         ---------------------------            President, and Chief Executive
         John F. Ward                           Officer

         /s/ Eric N. Hoyle                      Executive Vice President,
         ---------------------------            Chief Financial Officer, and
         Eric N. Hoyle                          Director

         /s/ Larry E. Workman                   Controller
         ---------------------------
         Larry E. Workman

         /s/ Herschel M. Bloom                  Director
         ---------------------------
         Herschel M. Bloom

         /s/ Ronald G. Bruno                    Director
         ---------------------------
         Ronald G. Bruno

         /s/ Timothy A. Lewis                   Director
         ---------------------------
         Timothy A. Lewis

         /s/ C.V. Nalley III                    Director
         ---------------------------
         C.V. Nalley III


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         /s/ Margaret M. Porter                  Director
         ---------------------------
         Margaret M. Porter

         /s/ Benjamin Russell                    Director
         ---------------------------
         Benjamin Russell

         /s/ John R. Thomas                      Director
         ---------------------------
         John R. Thomas

         /s/ John A. White                       Director
         ---------------------------
         John A. White


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